UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 20, 2006
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
EXHIBIT INDEX
SIGNATURES
EX-99.1

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Paychex, Inc.’s press release dated December 20, 2006, which reports its financial results for the three and six months ended November 30, 2006, is furnished as Exhibit 99.1.
EXHIBIT INDEX
The following exhibit is furnished with this Current Report on Form 8-K:
     Exhibit 99.1 Press Release of Paychex, Inc. dated December 20, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: December 20, 2006	/s/ Jonathan J. Judge
Jonathan J. Judge
President and Chief Executive Officer

Date: December 20, 2006	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer, and Secretary

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